Exhibit 10.2

FIRST AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) made effective as of March 1, 2010 (the “Effective Date”), by and among Century Exploration New Orleans, Inc., a Delaware corporation, Century Exploration Houston, Inc., a Delaware corporation (each herein called a “Borrower,” and collectively, the “Borrowers”), Union Bank, N.A., individually and as agent (“Agent”), and the Lenders party to the Original Agreement defined below (“Lenders”).

W I T N E S S E T H:

WHEREAS, Borrowers, Agent and Lenders entered into that certain Third Amended and Restated Credit Agreement dated as of September 4, 2009 (the “Original Agreement”), for the purpose and consideration therein expressed, whereby Lenders became obligated to make loans to Borrowers as therein provided; and

WHEREAS, Borrowers, Agent and Lenders desire to amend the Original Agreement as set forth herein;

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement, in consideration of the loans which may hereafter be made by Lenders to Borrowers, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

ARTICLE I.

DEFINITIONS AND REFERENCES

Section 1.1. Terms Defined in the Original Agreement. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment.

Section 1.2. Other Defined Terms. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this Section 1.2.

“Amendment” means this First Amendment to Third Amended and Restated Credit Agreement.

“Credit Agreement” means the Original Agreement as amended hereby.

ARTICLE II.

AMENDMENT TO ORIGINAL AGREEMENT; CONSENTS

Section 2.1. Borrowing Base. During the period from the Effective Date to the first Determination Date occurring thereafter, the Borrowing Base shall be $112,500,000.

ARTICLE III.

CONDITIONS OF EFFECTIVENESS

Section 3.1. Effective Date. This Amendment shall become effective as of the Effective Date when and only when Agent shall have received, at Agent’s office:

(a) this Amendment executed and delivered by each Borrower and Majority Lenders; and

(b) a Consent and Agreement of even date herewith executed by RAAM and each other Guarantor.

ARTICLE IV.

REPRESENTATIONS AND WARRANTIES

Section 4.1. Representations and Warranties of Borrowers. In order to induce each Lender to enter into this Amendment, each Borrower jointly and severally represents and warrants to each Lender that:

(a) The representations and warranties contained in Article V of the Original Agreement are true and correct at and as of the time of the effectiveness hereof, except to the extent that the facts on which such representations and warranties are based have been changed by the extension of credit under the Credit Agreement.

(b) Such Borrower is duly authorized to execute and deliver this Amendment and is and will continue to be duly authorized to borrow monies and to perform its obligations under the Credit Agreement. Such Borrower has duly taken all corporate action necessary to authorize the execution and delivery of this Amendment and to authorize the performance of the obligations of such Borrower hereunder.

(c) The execution and delivery by such Borrower of this Amendment, the performance by such Borrower of its obligations hereunder and the consummation of the transactions contemplated hereby do not and will not (i) conflict with any provision of (1) any Law, (2) the organizational documents of such Borrower, or (3) any material agreement, judgment, license, order or permit applicable to or binding upon such Borrower, or (ii) result in the creation of any Lien upon any assets or properties of such Borrower except as expressly contemplated or permitted in the Loan Documents. Except as expressly contemplated in the Loan Documents, no consent, approval, authorization or order of any Tribunal or third party is required in connection with the execution and

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delivery by such Borrower of this Amendment or to consummate the transactions contemplated hereby.

(d) When duly executed and delivered, each of this Amendment and the Credit Agreement will be a legal and binding obligation of such Borrower, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or similar Laws of general application relating to the enforcement of creditors’ rights and by equitable principles of general application.

ARTICLE V.

MISCELLANEOUS

Section 5.1. Ratification of Agreements. The Original Agreement as hereby amended is hereby ratified and confirmed in all respects. Any reference to the Credit Agreement in any Loan Document shall be deemed to be a reference to the Original Agreement as hereby amended. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Lenders under the Credit Agreement, the Notes, or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement, the Notes, or any other Loan Document. Without limitation of the foregoing, the consents, waivers and agreements set forth herein are limited precisely to the extent set forth herein and shall not be deemed to (a) be a consent or agreement to, or waiver or modification of, any other term or condition of the Credit Agreement or any of the documents referred to therein, or (b) except as expressly set forth herein, prejudice any right or rights that Agent or Lenders may now have or may have in the future under or in connection with the Credit Agreement or any of the documents referred to therein

Section 5.2. Survival of Agreements. All representations, warranties, covenants and agreements of Borrowers herein shall survive the execution and delivery of this Amendment and the performance hereof, including without limitation the making or granting of the Loans, and shall further survive until all of the Obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered by Borrowers hereunder or under the Credit Agreement to any Lender shall be deemed to constitute representations and warranties by, and/or agreements and covenants of, Borrowers under this Amendment and under the Credit Agreement.

Section 5.3. Loan Documents. This Amendment is a Loan Document, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto.

Section 5.4. Governing Law. This Amendment shall be governed in accordance with the Governing Law provisions set forth in Section 10.7 of the Credit Agreement.

Section 5.5. Counterparts; Fax. This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment. This Amendment may be validly executed by facsimile or other electronic transmission.

THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE

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CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.

(The remainder of this past is left blank intentionally.)

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IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

CENTURY EXPLORATION NEW ORLEANS, INC.,
Borrower

By:	/s/ Jeff T. Craycraft
Name:	Jeff T. Craycraft
Title:	CFO

CENTURY EXPLORATION HOUSTON, INC.,
Borrower

By:	/s/ Jeff T. Craycraft
Name:	Jeff T. Craycraft
Title:	CFO

[First Amendment to Third Amended and Restated Credit Agreement - Signature Page]

UNION BANK, N.A.,
Agent and Lender

By:	/s/ Damien G. Meiburger
Name:	Damien G. Meiburger
Title:	Senior Vice President

[First Amendment to Third Amended and Restated Credit Agreement - Signature Page]

CAPITAL ONE, NATIONAL ASSOCIATION,
Lender

By:	/s/ Eric Broussard
Name:	Eric Broussard
Title:	Senior Vice President

[First Amendment to Third Amended and Restated Credit Agreement - Signature Page]

REGIONS BANK,
Lender

By:	/s/ William A. Philipp
Name:	William A. Philipp
Title:	Senior Vice President

[First Amendment to Third Amended and Restated Credit Agreement - Signature Page]

FORTIS CAPITAL CORP.,
Lender

By:	/s/ David Montgomery
Name:	David Montgomery
Title:	Director

By:	/s/ Darrell Holley
Name:	Darrell Holley
Title:	Managing Director

[First Amendment to Third Amended and Restated Credit Agreement - Signature Page]

NATIXIS,
Lender

By:	/s/ Donovan C. Broussard
Name:	Donovan C. Broussard
Title:	Managing Director

By:	/s/ Liana Tchernysheva
Name:	Liana Tchernysheva
Title:	Director

[First Amendment to Third Amended and Restated Credit Agreement - Signature Page]

[FIRST AMENDMENT]

CONSENT AND AGREEMENT

The undersigned hereby (i) consents to the provisions of this Amendment and the transactions contemplated herein, (ii) ratifies and confirms the Second Amended and Restated Guaranty dated as of September 4, 2009 (the “Guaranty”) made by it for the benefit of Agent and Lenders, which Guaranty was executed pursuant to the Credit Agreement and the other Loan Documents, (iii) agrees that all of its respective obligations and covenants under the Guaranty shall remain unimpaired by the execution and delivery of this Amendment and the other documents and instruments executed in connection herewith, and (iv) agrees that the Guaranty and such other Loan Documents shall remain in full force and effect.

RAAM GLOBAL ENERGY COMPANY

By:	/s/ Jeff T. Craycraft
Name:	Jeff T. Craycraft
Title:	CFO

[First Amendment to Third Amended and Restated Credit Agreement – Consent and Agreement]

[FIRST AMENDMENT]

CONSENT AND AGREEMENT

Each of the undersigned hereby (i) consents to the provisions of this Amendment and the transactions contemplated herein, (ii) ratifies and confirms the First Amended and Restated Guaranty dated as of September 4, 2009 (the “Guaranty”) made by it for the benefit of Agent and Lenders, which Guaranty was executed pursuant to the Credit Agreement and the other Loan Documents, (iii) agrees that all of its respective obligations and covenants under the Guaranty shall remain unimpaired by the execution and delivery of this Amendment and the other documents and instruments executed in connection herewith, and (iv) agrees that the Guaranty and such other Loan Documents shall remain in full force and effect.

SITA ENERGY, LLC

By:	/s/ Jeff T. Craycraft
Name:	Jeff T. Craycraft
Title:	CFO

CENTURY EXPLORATION RESOURCES, INC.

By:	/s/ Jeff T. Craycraft
Name:	Jeff T. Craycraft
Title:	CFO

WINDSTAR ENERGY, LLC

By:	/s/ Jeff T. Craycraft
Name:	Jeff T. Craycraft
Title:	CFO

[First Amendment to Third Amended and Restated Credit Agreement – Consent and Agreement]